Investor Presentation February 2014 Exhibit 99.1

I. Strategic Hotels: An Overview II. Financial Overview III. Strategic Plan IV. Industry Update & Operating Trends V. Appendix I. Case Studies II. Corporate Governance Strategic Hotels: An Overview 1

2 BEE’s Strategy to Drive Shareholder Value Disciplined capital allocation & external growth strategy Enhance and expand our high-end, unique, and irreplaceable hotel portfolio Proactive and conservative balance sheet management Industry leading asset management platform BEE’s strategy has delivered industry leading operating results and shareholder returns

3 BEE Has Delivered Exceptional Returns to its Shareholders BEE’s returns over 1-year, 3-years, and 5-years are unmatched in the sector Source: SNL Financial as of 2/24/14 (1) Includes DRH, LHO, PEB, SHO and HST 0 100 200 300 400 500 600 700 800 900 1,000 2009 2010 2011 2012 2013 2014 BEE Peers SNL Hotel REITs RMS 852.0% 398.0% BEE Peers(1) SNL Hotel REITs RMS 1-yr 28.4% 23.0% 18.7% 5.0% 3-yr 53.2% 20.3% 25.5% 37.0% 5-yr 852.0% 398.0% 361.5% 231.1% (1) 231.1% 361.5%

I. Strategic Hotels: An Overview II. Financial Overview III. Strategic Plan IV. Industry Update & Operating Trends V. Appendix I. Case Studies II. Corporate Governance Financial Overview

4th Quarter Results (EBITDA in millions) 5 (1) (1) Excludes payments under the JW Marriott Essex House guarantee. . Industry leading fourth quarter results (1) 4Q 2012 4Q 2013 Operations (Total North America Portfolio) ADR $276 6.1% $293 RevPAR $191 9.6% $209 Total RevPAR $363 10.6% $402 EBITDA Margins 20.8% 180 bps 22.6% Corporate Results Comparable EBITDA $44.7 30.6% $58.3 Comparable FFO / share $0.06 133.3% $0.14

2013 Results (EBITDA in millions) 6 Industry leading 2013 results (1) Excludes payments under the JW Marriott Essex House guarantee. (1) (1) 2012 2013 Operations (Total North America Portfolio) ADR $273 6.1% $290 RevPAR $198 8.8% $215 Total RevPAR $365 8.8% $397 EBITDA Margins 21.4% 210 bps 23.5% Corporate Results Comparable EBITDA $175.4 21.5% $213.2 Comparable FFO / share $0.26 65.4% $0.43

(1) Excludes payments under the JW Marriott Essex House guarantee. (2) 2014 guidance assumes sale of Four Seasons Punta Mita and retirement of Series A preferred equity at the end of 1Q 2014. Note: Operating guidance ranges are the same for both the Total United States and United States Same Store portfolios. 2014 Guidance (EBITDA in millions) 7 Strong results expected to continue (1) (1) 2013 Actual 2014 Guidance Operations (Total United States Portfolio) RevPAR $213 5%-7% $223-$228 Total RevPAR $392 4.5%-6.5% $410-$418 EBITDA Margins 23.5% 125 - 200bps 24.8%-25.5% Corporate Results Comparable EBITDA $213 3%-13% $220-$240 Comparable FFO / share $0.43 23%-47% $0.53-$0.63 (2)

I. Strategic Hotels: An Overview II. Financial Overview III. Strategic Plan IV. Industry Update & Operating Trends V. Appendix I. Case Studies II. Corporate Governance Strategic Plan

9 BEE’s Strategy to Drive Shareholder Value Disciplined capital allocation & external growth strategy Enhance and expand our high-end, unique, and irreplaceable hotel portfolio Proactive and conservative balance sheet management Industry leading asset management platform

o Unique portfolio of luxury and upper upscale hotels in public markets o Locations in high-barrier-to-entry urban and resort markets with limited supply growth o Complex hotels with multiple revenue streams managed as mixed-use assets o World-class amenities managed by world-class operators High-End, Unique & Irreplaceable Portfolio 10 Four Seasons Jackson Hole Loews Santa Monica Ritz-Carlton Half Moon Bay Elements of BEE’s Portfolio Strategy

JW Marriott Essex House InterContinental Chicago Westin St. Francis Exceptional Portfolio of Urban and Resort Destinations 11 Ritz-Carlton Laguna Niguel Hotel del Coronado Four Seasons Washington, D.C.

Top-Tier Market Exposure

STRATEGIC Hotels & Resorts

Northern California


Westin St. Francis


Four Seasons Silicon Valley


Ritz-Carlton Half Moon Bay

Southern California


Loews Santa Monica


Hotel del Coronado


Ritz-Carlton Laguna Niguel


Hyatt Regency La Jolla

Phoenix


Fairmont Scottsdale Princess

Mexico


Four Seasons Punta Mita(1)

Wyoming


Four Seasons Jackson Hole

Chicago


InterContinental Chicago


Fairmont Chicago


Marriott Lincolnshire

New York


JW Marriott Essex House

Washington, D.C.


Four Seasons Washington, D.C.

Miami


InterContinental Miami

Europe


Marriott London Grosvenor Square





Note: Company also owns a leasehold interest in the Marriott Hamburg.
(1) Sale pending

LUXURY. OWNED AND MANAGED.™

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-6% -4% -2% 0% 2% 4% 6% 8% 10% 12% 198 9 199 1 199 3 199 5 199 7 199 9 200 1 200 3 200 5 200 7 200 9 201 1 201 3 o Approximately 2% competitive supply in current pipeline in BEE markets o High-end hotels trading at significant discounts to replacement costs further reducing supply risk o Limited capital available for new hotel development o Long-lead time needed to develop competitive product Limited Competitive Supply Growth in BEE Markets 13 U.S. Luxury Supply Change (TTM) 3.9% Average Source: Smith Travel Research

14 BEE’s Strategy to Drive Shareholder Value Disciplined capital allocation & external growth strategy Enhance and expand our high-end, unique, and irreplaceable hotel portfolio Proactive and conservative balance sheet management Industry leading asset management platform

112.0 110.8 109.4 112.1 113.7 113.6 114.6 115.0 100.0 104.0 108.0 112.0 116.0 2007 2008 2009 2010 2011 2012 2013 TTM $93 $78 $76 $5 $59 $50 $0 $20 $40 $60 $80 $100 BEE LHO PEB SHO HST DRH o Intense focus on operational excellence o Revenue management systems focused on driving ADR o Expense controls including food and beverage procurement and labor management systems o Strong relationships with and rigorous oversight of brand managers o Execution of value enhancement capital projects EBITDA Per Available Room Industry Leading Asset Management Platform Note: All metrics represent full-year 2013 results BEE portfolio reflects Total North America portfolio and excludes payments under the JW Marriott NOI guarantee. Source: Public filings Source: Smith Travel Research 15 Annual RevPAR Index Asset management expertise has driven outperformance

210 100 90 84 45 40 0 50 100 150 200 250 BEE HST PEB LHO DRH SHO $290 $223 $219 $199 $185 $184 $120 $180 $240 $300 BEE PEB LHO HST SHO DRH $182 $83 $80 $76 $60 $59 $0 $40 $80 $120 $160 $200 BEE PEB HST LHO DRH SHO $215 $186 $168 $151 $148 $138 $100 $125 $150 $175 $200 $225 BEE PEB LHO HST SHO DRH ADR RevPAR EBITDA Margin Expansion (bps)(1) Non–Rooms Revenue Per Available Room Note: All metrics represent full-year 2013 results BEE portfolio reflects Total North America portfolio and excludes payments under the JW Marriott NOI guarantee. (1) Peer EBITDA margins adjusted for disclosed displacement Source: Public filings BEE’s Operating Metrics Lead the Sector 16 BEE delivers industry leading results

8.9% 6.4% 5.8% 5.6% 5.3% 4.5% 2.0% 4.0% 6.0% 8.0% 10.0% BEE PEB HST LHO DRH SHO 7.9% 7.0% 6.0% 5.4% 5.0% 4.7% 4.0% 5.0% 6.0% 7.0% 8.0% BEE PEB HST DRH SHO LHO 17 Significant Outperformance Throughout the Recovery Source: Company filings Note: Based on the average reported same-store RevPAR growth from each year, however may not reflect a same-store comparison over entire 4-year period. BEE performance reflects the North America Same Store Portfolio Source: Company filings BEE performance reflects the North America Same Store Portfolio Average RevPAR Growth 2010-2013 2013 Same-store RevPAR Growth Outperformance driven by asset quality and leading asset management platform

67% 27% 6% Food & Beverage Other Rooms o Total RevPAR is key top-line performance metric o Focus on maximizing RevPAR, non-rooms revenue, and EBITDA per room o Assets operated as complex, mixed-use properties with significant ancillary revenue BEE Total Revenue Mix Peers Total Revenue Mix Note: Metrics reflect full-year 2013 BEE portfolio reflects the Total North America portfolio Peers include: DRH, HST, LHO, PEB, SHO Source: Public filings BEE Revenue Mix Compared to Peers 18 BEE has highest Total RevPAR and EBITDA per room and most diverse revenue mix among peer group 53%35% 12% Rooms Other Food & Beverage

2012 BEE (1) Luxury Average (2) Variance Average Number of Rooms 327 298 29 Occupancy 71% 73% -2% ADR $278 $272 $6 RevPAR $197 $197 $0 Rooms Profit Margins 72.7% 71.4% 1.3% F&B Profit Margins 31.7% 23.3% 8.4% Departmental Profit 53.9% 52.5% 1.4% GOP 32.7% 30.2% 2.5% BEE Luxury Assets Outperform Industry 19 (1) Includes 11 hotels: FC, FSP, FSDC, FSJH, FSSV, HdC, IC, IM, LSM, RCHMB, RCLN (2) Per Smith Travel Research 2013 HOST Report (contains data for 2012; 2013 data not yet available) 250 basis point margin outperformance on same RevPAR

20 Continually Elevating the Guest Experience Luxury Rooms Meeting / Banquet Premium Dining Retail Outlets Fitness / Spas Bars / Lounges o Properties designed to be vibrant environments with multiple activities and sources of revenue o Destination hotels/resorts with repeat customers o Diverse revenue mix o Unmatched expertise in complex asset management

World-Class Hotels Operated by World-Class Brands

STRATEGIC Hotels & Resorts

FOUR SEASONS

Washington, D.C.
Silicon Valley
Jackson Hole
Punta Mita

11 hotels in Conde Nast Top 100 Hotels in the World

22 AAA Five Diamond Awards

31 hotels on Conde Nast Traveler Gold List

16 hotels in Robb Reports' Top 100

THE RITZ-CARLTON

Laguna Niguel
Half Moon Bay

35 hotels in U.S. News & World Report's Best Hotel Rankings

28 AAA Five Diamond Properties

Top Luxury Hotel Brand by J.D. Power and Associates

17 hotels recognized by Travel + Leisure *Magazine World's Best Awards*

INTERCONTINENTAL HOTELS & RESORTS

Chicago
Miami

World Travel Awards Leading Hotel Brand

World Travel Awards Leading Business Hotels Brand

Best Business Hotel Brand by Business Traveler Awards

10 hotels on Conde Nast Gold List

Fairmont HOTELS & RESORTS

Chicago
Scottsdale

10 hotels in Travel + Leisure Magazine *World's Best Hotels*

8 hotels in the U.S. News & World Report Best hotels in the USA

12 hotels on Conde Nast Traveler Gold List

LOEWS HOTELS • RESORTS

Santa Monica

Recipient of five HSMAI Adrian Awards for creative brilliance and best practices

Recognized by Travel + Leisure for *World's Best Hotels for Families*

WESTIN HOTELS & RESORTS

St. Francis, San Francisco

Travel Weekly Reader's Choice award for best upper upscale brand

51 AAA Four Diamond Awards

JW MARRIOTT

Essex House, New York City

21 hotels in U.S. News & World Report 's Best Hotel Rankings

11 hotels received the Gold Key award by Meetings and Conventions magazine

HYATT REGENCY

La Jolla

10 hotels received Conde *Nast Reader's* Choice Award

6 hotels on Conde Nast Top Spa List

LUXURY. OWNED AND MANAGED.™

21

22 BEE’s Strategy to Drive Shareholder Value Disciplined capital allocation & external growth strategy Enhance and expand our high-end, unique, and irreplaceable hotel portfolio Proactive and conservative balance sheet management Industry leading asset management platform

Key Stats (a) Today Pro forma for FSPM Sale (b) Net Debt/EBITDA 5.6x 5.3x Net Debt+Pref /EBITDA 6.9x 6.1x Net Debt/TEV 36.5% 36.3% Unencumbered assets 2 2 Corporate liquidity (MM) $225.0 $300.0 Mix of Debt Bank Debt 42.0% 42.0% Life Insurance Co. 27.7% 27.7% CMBS 30.3% 30.3% $163.0 Undrawn $137.0 Outstanding $116.0 $130.0 $94.8 $194.0 $350.5 $58.5 $172.9 $144.4 $0.0 $100.0 $200.0 $300.0 $400.0 $500.0 2013 2014 2015 2016 2017 2018 2019 2020 2021 Bank Life Co. CMBS Corporate $366.9 $445.3 90 r 10 t t i o Reduced Net Debt / EBITDA to 5.6x from over 14.0x (2009) o Two asset sales in process; proceeds to be used to further deleverage o Target leverage ratios: o Net Debt / EBITDA: 3x – 5x o Net Debt + Preferred / EBITDA: 4x – 6x o Manage debt maturities across years limiting excess maturities in a single year o Main ain focus on liquidity; two assets currently unencumbered o Goal to restore common dividend as soon as prudent o Balance sheet positioned for growth Proactive and Conservative Balance Sheet Management 23 December 31, 2013 Note: Assumes full extension periods for all loans. Line of credit balance excludes letters of credit. (a) EBITDA reflects mid-point of 2014 guidance range. (b)Assumes sale of Four Seasons Punta Mita. Proceeds assumed to retire the Series A preferred equity and reduce indebtedness under the Company’s line of credit.

24 BEE’s Strategy to Drive Shareholder Value Disciplined capital allocation & external growth strategy Enhance and expand our high-end, unique, and irreplaceable hotel portfolio Proactive and conservative balance sheet management Industry leading asset management platform

Disciplined Capital Allocation

STRATEGIC Hotels & Resorts

- Recycled capital through well-timed asset sales at attractive valuations
- Demonstrated track record of value creation through opportunistic acquisitions
- Continued assessment and execution of ROI enhancing capital projects
- Execution of complex and accretive debt restructurings
- Pending sale of Four Seasons Punta Mita

JW Marriott Essex House


ESSEX
HOUSE

Acquired September 2012
Increased EBITDA $10.1 million[(1),(2)] in first full-year of ownership

Hotel del Coronado



Recapitalized January 2011
Increased EBITDA ~30% ($10.6 million[(2)]) since 2010

Fairmont Scottsdale Princess



Recapitalized June 2011
Invested $26 million[(2)] in 2012 & 2013, 19% yield on Palomino ballroom investment

[(1)]2013 EBITDA adjusted for one-time items & excludes Marriott NOI guarantee
[(2)]All figures reflect 100% ownership
Note: Property results exclude corporate adjustments / allocations

LUXURY. OWNED AND MANAGED.™
25

External Growth Strategy 26 Deliver return on investment that exceeds cost of capital Luxury and Upper- Upscale hotels Gateway cities and resort destinations Complex assets with multiple revenue streams Discount to replacement cost Operational upside o Ongoing evaluation of external growth opportunities in North America o Target assets where we can generate more value than other potential owners o Must meet rigorous qualitative and quantitative investment thresholds o Create value through proven asset management platform o Operational improvements o Capital investment plans o Price and leverage discipline are critical Opportunistically evaluating high-end assets in attractive markets that will deliver a return that exceeds the Company’s cost of capital

I. Strategic Hotels: An Overview II. Financial Overview III. Strategic Plan IV. Industry Update & Operating Trends V. Appendix I. Case Studies II. Corporate Governance Industry Update & Operating Trends

-15% -10% -5% % 5% 10% 1989 1991 1993 1995 1997 1999 2001 2003 2005 2007 2009 2011 2013 o Supply growth remains historically low and lack of active development pipeline o Limited competitive supply growth in BEE markets o No meaningful supply additions for the foreseeable future o Lodging demand historically correlates with GDP (~80%) o Customer demographics for luxury / high-end very strong Luxury Demand Growth exceeding Luxury Supply Growth Source: Smith Travel Research Favorable Luxury Lodging Supply & Demand Dynamics Current: 180 bps 28 Demand growth currently exceeds supply growth by 180 bps Average: 40 bps

-20% -15% -10% -5% 0% 5% 10% 15% 20% 198 8 199 0 199 2 199 4 199 6 199 8 200 0 200 2 200 4 200 6 200 8 201 0 201 2 201 4E Total U.S. Luxury Source: Smith Travel Research and PWC Annual % Change in RevPAR o Luxury hotel RevPAR growth outperforms in a recovery o 1992 – 2000: 9 consecutive years of annual luxury RevPAR growth totaling 115% or 8.9% annually o 2002 – 2007: 5 consecutive years of annual luxury RevPAR growth totaling 48% or 8.2% annually o Luxury occupancy exceeding recent cycle peaks Luxury Hotels Outperform in a Recovery 29 Luxury Outperformance: 2.3% CAGR Luxury outperformed by 200-400 basis points in previous recoveries Luxury Outperformance: 2.2% CAGR Luxury Outperformance: 4.4% CAGR

0 200,000 400,000 600,000 800,000 1,000,000 2007 2008 2009 2010 2011 2012 2013 2014F Definite through January Production in the year o Group pace remains the most reliable forward looking indicator Year-Over-Year Group Pace(1) Group room nights 9% below peak (2) (1) Graph excludes the JW Marriott Essex House (2) 2014 in the year production assumes same production as 2013 2014 Group Booking Outlook 30 (2) Room Nights on the books for 2014 +6.0%; ADR +3.1%

31 BEE’s Strategy to Drive Shareholder Value Disciplined capital allocation & external growth strategy Enhance and expand our high-end, unique, and irreplaceable hotel portfolio Proactive and conservative balance sheet management Industry leading asset management platform BEE’s strategy has delivered industry leading operating results and shareholder returns

I. Strategic Hotels: An Overview II. Financial Overview III. Strategic Plan IV. Industry Update & Operating Trends V. Appendix I. Case Studies II. Corporate Governance Case Studies

JW Marriott New York Essex House – Case Study Objective o Restore hotel to former prominence as a premiere hotel on Central Park South o Restructure hotel operations to improve profitability Initiatives o Rebrand hotel to JW Marriott o Reconfigure room sales strategy to drive ADR o Address underperformance in F&B outlets o Improve operating margins Results (2013 vs. 2012)* o $46.00 (12%) increase in ADR – 3% growth in New York market o $10.1 million increase in EBITDA from $5.1 million to $15.2 million (159% flow-through) o $2.8M increase in F&B contribution on $400k increase in revenue o 1,000 basis point increase in GOP margin from 17% to 27% 33 *2013 results are adjusted for one-time costs incurred during the year. Note: Property results exclude corporate adjustments / allocations. EBITDA increased 200% in first year of ownership

$70.8 $51.8 $54.7 $59.7 $67.2 $76.5 $9.5 $3.3 $6.4 $8.5 $12.7 $16.6 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 $80.0 $90.0 2008 2009 2010 2011 2012 2013 Total Revenue EBITDA Margin Four Seasons Jackson Hole & Silicon Valley – Case Study Initiatives o Implementation of labor and F&B procurement best practices o Introduction of aggressive room sales program to drive ADR o Food and beverage outlet repositioning (millions) 34 Results (2013 vs. 2008) o $7.1M increase in EBITDA on $5.6 million increase in Revenue (126% flow-through) o 22% reduction in hours worked per occupied room o 280 basis point reduction in food cost o 830 basis point increase in EBITDA margin Objective o Design and execute hotel master plans to increase profitability (margin) Asset Management Acquired Hotel 126% Flow Through to EBITDA since SHR involvement Note: Property results exclude corporate adjustments / allocations.

0 20,000 40,000 60,000 80,000 100,000 120,000 140,000 2007 2008 2009 2010 2011 2012 2013 Gr ou p R oo m Ni gh tsFairmont Scottsdale Princess – Case Study 35 Objective o Address change in group demand patterns and recapture group market share Initiatives o $26 million investment in 2012 and 2013 o 20,000 sq. ft. Palomino ballroom o Renovation of existing meeting space o F&B and public space enhancements o Wellness spa concept Results (2013 vs. 2012) o 20% increase in group room nights versus 5.0% growth in competitive set o 47% increase in EBITDA, from $12.8 million to $18.9 million o 15% increase in group RevPAR index (TTM Dec 2013) o 19% yield on investment in Palomino ballroom 116k Palomino Ballroom 111k 62k 92k Group room nights +20% following opening of ballroom Note: Property results exclude corporate adjustments / allocations.

1.02x 1.04x 1.06x 1.08x 1.10x 1.12x 1.14x 1.16x 1.18x 0.00 20.00 40.00 60.00 80.00 100.00 120.00 140.00 160.00 2009 2010 2011 2012 2013 IM RevPAR Comp Set RevPAR Penetration InterContinental Miami – Case Study 36 Objective o Gain market share through product repositioning Initiatives o $30 million capital investment in 2010 and 2011: o Guestroom renovation o Innovative lobby, façade and porte-cochere enhancements o Introduction of new F&B offerings o Meeting space renovation Results (2013 vs. 2009) o 12% RevPAR CAGR (+120 bps to competitive set) o 0.05x increase in RevPAR index to competitive set o ~$3.7M incremental Revenue o ~$2.6M incremental EBITDA o 146% EBITDA growth ($10.6 million, from $7.3 million to $17.9 million) Renovation Period LED Lit Digital Façade Note: Property results exclude corporate adjustments / allocations.

2006 2013 Variance Occupancy 70% 72% 3% ADR $495.72 $577.69 17% RevPAR 347.07 416.24 20% Total Revenue $48,984 $68,675 40% Rooms Profit Margin 74% 76% 1% F&B Profit Margin 19% 25% 6% GOP $12,516 $21,775 74% GOP Margin 26% 32% 6% EBITDA $9,078 $16,756 85% EBITDA Margin 19% 24% 6% Four Seasons Washington, D.C. – Case Study 37 Objective o Create one of the world’s premier Four Seasons hotels Initiatives o $40 million investment in 2006-2007 and 2012-2013 o 11-room addition including Royal Suite o Lobby and meeting space renovation / expansion o Bourbon Steak restaurant and bar o Retail space and F&B outlet optimization o Refocused room sales strategy to drive ADR Results (2013 vs. 2006) o $82 increase in ADR (+17%) – D.C. market over same time increased only 2.5% o ~85% growth in EBITDA ($7.7 million) o Flexibility and speed to market delivered exceptional yield on investment opportunities Royal Suite Note: Property results exclude corporate adjustments / allocations.

I. Strategic Hotels: An Overview II. Financial Overview III. Strategic Plan IV. Industry Update & Operating Trends V. Appendix I. Case Studies II. Corporate Governance Corporate Governance

o The Company’s board and management team have significant depth and breadth of expertise in the hotel and REIT industries o Eight of the Company’s nine board members are independent o All directors elected annually, and committees only comprised of independent members o Recently enhanced board and appointed new lead independent director o Accelerated the expiration date of shareholder rights plan o The Company’s target total direct compensation opportunity for its NEOs is generally at the median of the Company’s compensation peer group o The Company’s compensation plan for NEOs is more heavily weighted to performance share units based on TSR than the average of the Company’s compensation peer group Corporate Governance Initiatives 39 The Company is committed to maintaining the highest standards of corporate governance

40 BEE’s Strong Leadership Team Prior Experience Management Years with BEE  Former President of the Global Development Group for Starwood Hotels and Resorts  Former Director, Chairman and CEO of Starwood Vacation Ownership and served as Chairman and Co-CEO of Vistana, a company he sold to Starwood  Serves on the Board of Directors of Marriott Vacations Worldwide 5 years Raymond L. “Rip” Gellein Jr. Chairman & CEO Diane Morefield Executive VP & CFO 4 years  Former CFO of Equity International; 12 year tenure at Sam Zell related entities including Equity Office  Serves on the Board and is Audit Committee Chair of Spirit Realty Capital  Senior officer with Barclays Bank real estate group Richard Moreau Executive VP & COO 16 years  Former Principal at Gremor Hospitality  Executive / officer positions at Hyatt Hotels, Inn America Corporation and Howard Johnson Company Stephen Briggs Senior VP & CAO 6 years  Held various senior management positions at Equity Office Properties Trust  Member of Best Financial Practices Council of NAREIT Paula Maggio Executive VP, Secretary & General Counsel 13 years  Responsible for the Company’s legal affairs since 2000  Former lawyer for Altheimer & Gray

BEE's Highly Qualified & Independent Board of Directors

STRATEGIC
Hotels & Resorts

Directors	Years of Service	Independent	Experience
Raymond "Rip" Gellein Jr.	3 years		• Chairman and CEO of Strategic Hotels & Resorts • Former President of the Global Development Group for Starwood Hotels and Resorts • Former Director, Chairman and CEO of Starwood Vacation Ownership and served as Chairman and Co-CEO of Vistana • Serves on the Board of Directors of Marriott Vacations Worldwide
Sheli Rosenberg Lead Independent Director	1 year	✓	• Former President, CEO and Vice Chairman of Equity Group Investments • Previously a Principal of Rosenberg & Liebentritt PC and a Managing Partner of Schiff Hardin, LLP • Lead Independent Director of Equity Lifestyle Properties and Director of Nanosphere, Spirit Realty, Ventas, and Cellular Dynamics International
Robert Bowen	9 years	✓	• Former Partner of Arthur Andersen, LLP • Served as member of Arthur Andersen's hospitality industry team • Previously served as a Director of Gaylord Entertainment and Equity Inns
Kenneth Fisher	6 years	✓	• Senior Partner of Fisher Brothers and Chairman and CEO of Fisher House Foundation • Member of the Executive Committee of the City Investment Fund, LP and the Real Estate Board of New York's Board of Governors • Previously served on the Board of Directors of Realogy
James Jeffs	7 years	✓	• Managing Director and CIO of The Whittier Trust Company • Former Chairman and CEO of Chaparral Resources, CIO and Senior VP of Trust Services America and President and CEO of TSA Capital Management • Director of Primexx Operating Corporation and Director and Co-Chairman of Max Petroleum
Richard Kincaid	4 years	✓	• President and Founder of the BeCause Foundation • Former President, CEO and Director of Equity Office Properties Trust, where he also had positions of Executive Vice President, COO and CFO • Serves on the Board of Directors of Rayonier and Vail Resorts
Sir David Michels	7 years	✓	• Former CEO of Hilton Group PLC and Hilton International, previously a Non-Exec. Director of Hilton Hotels • Serves as Deputy Chairman and Senior Director of Marks & Spencer, Director of Jumeirah Hotels, Chairman of London & Capital, Chairman of Michels & Taylor, and non-exec. director Miroma Ventures and Savoy London • Previously served as Deputy Chairman and Senior Director of easy Jet PLC and CEO of Stakis PLC
William Prezant	8 years	✓	• Partner in the law firm of Prezant & Mollath • Serves on the Board of Directors of Forward Management, Macroh USA, and You Technologies • Previously served as Director of MacGregor Golf Company
Eugene Reilly	4 years	✓	• CEO of the Americas for Prologis, which merged with his former company, AMB Property Corporation • Former CIO of Cabot Properties • Member of the Urban Land Institute

LUXURY. OWNED AND MANAGED.™

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Except for historical information, the matters discussed in this presentation are forward-looking statements subject to certain risks and uncertainties. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends, and similar expressions concerning matters that are not historical facts. These forward-looking statements are identified by their use of such terms and phrases such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “should,” “will,” “continue” and other similar terms and phrases, including references to assumptions and forecasts of future results. Forward-looking statements are not guarantees of future performance. Actual results could differ materially from the Company’s projections. Factors that may contribute to these differences include, but are not limited to the following: the effects of the recent global economic recession upon business and leisure travel and the hotel markets in which the Company invests; the Company’s liquidity and refinancing demands; the Company’s ability to obtain or refinance maturing debt; the Company’s ability to maintain compliance with covenants contained in the Company’s debt facilities; stagnation or further deterioration in economic and market conditions, particularly impacting business and leisure travel spending in the markets where the Company’s hotels operate and in which the Company invests, including luxury and upper upscale product; general volatility of the capital markets and the market price of the Company’s shares of common stock; availability of capital; the Company’s ability to dispose of properties in a manner consistent with its investment strategy and liquidity needs; hostilities and security concerns, including future terrorist attacks, or the apprehension of hostilities, in each case that affect travel within or to the United States, Mexico, Germany, England or other countries where the Company invests; difficulties in identifying properties to acquire and completing acquisitions; the Company’s failure to maintain effective internal control over financial reporting and disclosure controls and procedures; risks related to natural disasters; increases in interest rates and operating costs, including insurance premiums and real property taxes; contagious disease outbreaks, such as the H1N1 virus outbreak; delays and cost-overruns in construction and development; marketing challenges associated with entering new lines of business or pursuing new business strategies; the Company’s failure to maintain the Company’s status as a REIT; changes in the competitive environment in the Company’s industry and the markets where the Company invests; changes in real estate and zoning laws or regulations; legislative or regulatory changes, including changes to laws governing the taxation of REITS; changes in generally accepted accounting principles, policies and guidelines; and litigation, judgments or settlements. Additional risks are discussed in the Company’s filings with the Securities and Exchange Commission, including those appearing under the heading “Item 1A. Risk Factors” in the Company’s most recent Form 10-K and subsequent Form 10-Qs. Although the Company believes the expectations reflected in such forward-looking statements are based on reasonable assumptions, it can give no assurance that its expectations will be attained. The forward-looking statements are made as of the date of this presentation, and the Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. Disclaimer 42

Non-GAAP to GAAP Reconciliations 43 Reconciliation of Net Debt / EBITDA ($ in 000s) 2013 (a) Net Proceeds from Sale of FSPM Pro Forma for Asset Sales Consolidated debt $1,273,696 $74,996 $1,198,700 Pro rata share of unconsolidated debt 231,400 231,400 Pro rata share of consolidated debt (132,794) (132,794) Cash and cash equivalents (73,655) (73,655) Net Debt $1,298,647 $1,223,651 Comparable EBITDA $230,000 $230,000 Net Debt / EBITDA 5.6x 5.3x (a) Comparable EBITDA reflects mid-point of 2014 guidance range. Reconciliation of Net Debt + Preferred Equity / EBITDA ($ in 000s) 2013 (a) Net Proceeds from Sale of FSPM Pro Forma for Asset Sales Consolidated debt $1,273,696 $74,996 $1,198,700 Pro rata share of unconsolidated debt 231,400 231,400 Pro rata share of consolidated debt (132,794) (132,794) Cash and cash equivalents (73,655) (73,655) Preferred equity capitalization 289,102 103,704 185,398 Net Debt + Preferreds $1,587,749 $1,409,049 Comparable EBITDA $230,000 $230,000 Net Debt + Preferreds / EBITDA 6.9x 6.1x (a) Comparable EBITDA reflects mid-point of 2014 guidance range. Reconciliation of Net Debt / TEV ($ in 000s) 2013 Net Proceeds from Sale of FSPM Pro Forma for Sale of FSPM Consolidated Debt $1,273,696 $74,996 $1,198,700 Pro rata share of unconsolidated debt 231,400 231,400 Pro rata share of consolidated debt (132,794) (132,794) Cash and cash equivalents (73,655) (73,655) Net Debt $1,298,647 $1,223,651 Mark t Capitalization $1,966,347 $1,966,347 Total Debt 1,372,302 1,297,306 Preferred Equity 289,102 103,704 185,398 Cash and cash equivalents (73,655) (73,655) Total Enterprise Value $3,554,096 $3,375,396 Net Debt / Enterprise Value 36.5% 36.3%

Non-GAAP to GAAP Reconciliations 44

Non-GAAP to GAAP Reconciliations 45

Non-GAAP to GAAP Reconciliations 46

Non-GAAP to GAAP Reconciliations 47 Update when Guidance ranges available